Financial Instruments - Schedule of leverage ratio (Detail) - BRL (R$) R$ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Financial Instruments
Gross debt and lease payable	R$ 21,832,894	R$ 15,345,662
Cash, cash equivalents, and short-term investments	9,408,480	7,197,699
Financial instruments	275,916	405,941
Net debt	12,148,498	7,742,022
Equity	R$ 17,730,617	R$ 15,823,444	R$ 14,029,826	R$ 12,174,968
Net debt-to-equity ratio	68.52%	48.93%